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                                                                    EXHIBIT 10.2

                 ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT


         ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT dated as of May 6, 2003 (the "Effective Date"), by and among Kmart Holding Corporation, a Delaware Corporation ("Holding"), Kmart Management Corporation, a Michigan corporation ("Management"), Kmart Corporation, a Michigan corporation (the "Company"), and Julian C. Day (the "Executive").

         WHEREAS, the Company and the Executive have entered into that certain Amended and Restated Employment Agreement, dated as of January 17, 2003 (the "Employment Agreement");

         WHEREAS, the parties and the Executive have agreed that, as of the Effective Date, the Executive shall be employed by Management; and

         WHEREAS, the parties hereto desire to provide for the assignment to and assumption by Management of all of the Company's rights, responsibilities and obligations under the Employment Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1. The Company hereby assigns to Management all rights, responsibilities and obligations of the Company under the Employment Agreement.

2. Management hereby assumes all rights, responsibilities and obligations of the Company under the Employment Agreement and agrees to perform the Employment Agreement in the same manner and to the same extent that the Company would have been required to perform such Employment Agreement had such agreement not been assigned to and assumed by Management.

3. The parties acknowledge and agree that the "Initial Option" contemplated to be granted to the Executive pursuant to Section 6(b) of the Employment Agreement shall relate to shares of common stock of Holding.

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4.       Except as contemplated hereby or where the context otherwise requires, all references to the Company in the Employment Agreement shall henceforth be deemed to be a reference to Management and all references to the Board in the Employment Agreement shall henceforth be deemed to be references to the board of directors of Management. Notwithstanding the foregoing, all actions under the Employment Agreement which are to be taken by the board of directors of Management shall be subject to the concurrence of the board of directors of Holding.

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         IN WITNESS WHEREOF, this agreement has been executed by the parties hereto and shall be effective as of the Effective Date.

                                             KMART HOLDING CORPORATION

                                             By ________________________

                                             Name:
                                             Title:

                                             KMART MANAGEMENT CORPORATION

                                             By ________________________

                                             Name:
                                             Title:

                                             KMART CORPORATION

                                             By ________________________

                                             Name:
                                             Title:

                                             ___________________________
                                             JULIAN C. DAY

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